Loss per share	12 Months Ended
Dec. 31, 2020
Earnings per share [abstract]
Loss per share	Loss per share
The Company has two categories of potentially dilutive securities: share options and DSUs. All potentially dilutive securities have been excluded from the calculation of diluted loss per share for all periods presented, given the Company was in a net loss position during those periods. Including the dilutive securities would be anti-dilutive; therefore, basic and diluted number of shares used in the calculation is the same for the all periods presented.
The outstanding number and type of securities that could potentially dilute basic net income per share in the future but would have decreased the loss per share (anti-dilutive) as at December 31, 2020 and 2019 are as follows:

	2020	2019
	#	#
Share options	1,516,641	1,692,347
DSUs	44,142	36,250
	1,560,783	1,728,597